                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated October 22, 1996 included in Forrester Research, Inc.'s Registration Statement on Form S-1 (No. 333-12761), and to all references to our firm included in this registration statement.


                                                   ARTHUR ANDERSEN LLP


March 3, 1997